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                      SERIES C CONVERTIBLE PREFERRED STOCK
                         AND WARRANT PURCHASE AGREEMENT

                                      among

                            AVAX TECHNOLOGIES, INC.,

                                       and

                  THE SEVERAL PURCHASERS NAMED IN EXHIBIT A


                            Dated as of March 1, 1999

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                                                                  EXECUTION COPY

                  SERIES C CONVERTIBLE PREFERRED STOCK AND WARRANT PURCHASE
            AGREEMENT (this "Agreement") dated as of March 1, 1999, among AVAX TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and the several PURCHASERS named in Exhibit A (individually a "Purchaser" and collectively, the "Purchasers").

            The Company desires to issue and sell to Purchasers, and Purchasers desire to purchase from the Company, shares (the "Preferred Shares") of Series C Convertible Preferred Stock, par value $.001 per share, stated value $100 per share, of the Company (the "Series C Preferred Stock"), having the rights, designations and preferences set forth in the Certificate of Designations of the Company (the "Certificate of Designations") in the identical form and substance of Exhibit B, upon and subject to the terms and conditions of this Agreement.

            Pursuant to the terms of the Certificate of Designations, the Preferred Shares will be convertible into shares ("Common Shares") of common stock, par value $.004 per share, of the Company ("Common Stock"), and pursuant to the terms of this Agreement, the Purchasers will have certain registration rights with respect to the Common Shares issuable upon such conversion and upon exercise of the Warrants (as defined below).

            To induce Purchasers to purchase the Preferred Shares, the Company shall issue to each of the Purchasers (i) certain warrants (in the form attached as Exhibit C) to purchase shares of Common Stock at an exercise price of $4.00 per share and (ii) certain warrants (in the form attached as Exhibit D) to purchase shares of Common Stock at an exercise price of $4.50 per share (collectively, the "Warrants"). Unless the context otherwise requires, the term Common Shares shall be deemed to include any shares of Common Stock issued or issuable upon conversion of Preferred Shares and any shares of Common Stock issuable upon exercise of the Warrants (the "Conversion Shares").

            Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the Company and Purchasers agree as follows:

Section 1. Purchase of Company Securities.

            1.1. Purchase and Sale of the Preferred Shares and the Warrants. Subject to the terms and conditions of this Agreement, the Company (i) shall issue and sell to Purchasers, and each Purchaser, severally and not jointly, shall purchase from the Company the aggregate number of Preferred Shares set forth on Exhibit A (allocated among the Purchasers as set forth on Exhibit A) at the aggregate purchase price set forth opposite the name of such Purchaser on Exhibit A ("Aggregate Purchase Price"), and (ii) to induce Purchasers to purchase such Preferred Shares, issue the aggregate number of Warrants set forth on Exhibit A (allocated among the Purchasers as set forth on Exhibit A) at no additional consideration. The Company may issue
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                                                                               2

and sell to the Purchasers fractional Preferred Shares and issue to the Purchasers Warrants to purchase fractional shares of Common Stock.

            Section 2. Closing. The closing (the "Closing") of the purchase and sale of the Preferred Shares and the issuance of the Warrants (the "Offering") shall take place at the offices of Roberts, Sheridan & Kotel, A Professional Corporation, at Tower Forty-Nine, 12 East 49th Street, 30th Floor, New York, New York, 10017. The Closing will take place at 10:00 A.M., local time, on March 1, 1999; provided that the Closing may take place at such other time, place or earlier date as may be mutually agreed upon by the Company and Purchasers. The date of the Closing is referred to as the "Closing Date." At the Closing, the Company shall issue to each Purchaser (i) stock certificates representing the Preferred Shares and (ii) the Warrants being purchased by such Purchaser in accordance with the allocation on Exhibit A, against payment of each Purchaser's Aggregate Purchase Price by wire transfer of immediately available United States funds payable to the Company's account pursuant to the wire transfer instructions set forth on Exhibit A. The Preferred Shares and the Warrants shall be registered in Purchasers' names or the names of the nominees of Purchasers in such denominations as Purchasers shall request pursuant to instructions delivered to the Company not less than two business days prior to the Closing Date and shall be delivered to Purchasers within 10 business days after the Closing Date.

            Section 3. Conditions to the Obligations of Purchasers at Closing. The obligation of each Purchaser to purchase and pay for the Preferred Shares and Warrants at Closing is subject to the satisfaction on or prior to the Closing Date of the following conditions, each of which may be waived by
Purchasers:

            3.1 Opinion of Counsel to the Company. The Purchasers shall have received from Roberts, Sheridan & Kotel, A Professional Corporation, counsel for the Company, its opinion dated the Closing Date in the form of Exhibit E.

            3.2 Representations and Warranties. The representations and warranties of the Company contained in Section 6 shall be true and correct in all material respects as of the Closing Date except to the extent that such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

            3.3 Performance of Covenants. The Company shall have performed or complied in all material respects with all covenants and agreements required to be performed by it on or prior to the Closing pursuant to this Agreement.

            3.4 No Injunctions; etc. No court or governmental injunction, order or decree prohibiting the purchase and sale of the Preferred Shares and Warrants shall be in effect. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue and sell the Preferred Shares and Warrants to Purchasers.

            3.5 Closing Documents. The Company shall have delivered to Purchasers the following:
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            (a) a certificate of the Secretary of the Company, dated as of the
Closing Date, as to the continued existence of the Company, certifying (i) the attached copies of the Certificate of Incorporation and By-laws of the Company, and (ii) the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, the Warrants and the Certificate of Designations; and

            (b) a certificate of the Secretary of State of the State of Delaware, dated a recent date, to the effect that the Company is in good standing in the State of Delaware and that all annual reports, if any, have been filed as required and that all taxes and fees have been paid in connection therewith.

            3.6 Election of Directors. James Currie shall have been nominated and appointed as a member of the Board of Directors of the Company as contemplated by Section 7.1.

            3.7 Certificate of Designations. The Company shall have filed the Certificate of Designations with the Secretary of State of the State of Delaware.

            3.8 Delivery of Stock Certificates. The Company shall have issued to such Purchaser the stock certificate(s) representing the Preferred Shares and Warrants, registered in the name of such Purchaser, each in a form satisfactory to such Purchaser.

            3.9 Investments. With respect to the obligations of each Designated Purchaser (as defined in Section 7.1), the other Designated Purchaser shall have purchased its Preferred Shares subject only to the condition that the other Designated Purchaser has purchased its Preferred Shares.

            3.10 Waivers and Consents. The Company shall have obtained all material consents and waivers necessary to execute and deliver this Agreement and all related documents and agreements and to issue and deliver the Preferred Shares and Warrants, and all such consents and waivers shall be in full force and effect.

            Section 4. Conditions to the Obligations of the Company at Closing. The obligation of the Company to issue and sell the Preferred Shares and the Warrants to Purchasers at Closing is subject to the satisfaction on or prior to the Closing Date of the following conditions, each of which may be waived by the
Company:

            4.1 Representations and Warranties. The representations and warranties of Purchasers contained in this Agreement shall be true and correct in all material respects as of the Closing Date.

            4.2 No Injunctions. No court or governmental injunction, order or decree prohibiting the purchase and sale of the Preferred Shares and Warrants shall be in effect.

            Section 5. Representations and Warranties of Purchasers. Each Purchaser severally and not jointly represents and warrants to the Company that:
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            5.1 Accredited Investor. Such Purchaser is an "accredited investor"
within the meaning of Regulation D under the Securities Act of 1933 (the "Securities Act"). Such Purchaser is acquiring the Preferred Shares and the Warrants for its own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the registration requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Preferred Shares, Warrants and Conversion Shares.

            5.2 Authority, etc. Such Purchaser has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder, having obtained all required consents, if any, and this Agreement, when executed and delivered by such Purchaser, will constitute a legal valid and binding obligation of such Purchaser.

            5.3 No Brokers. Other than Paramount Capital, Inc. ("Paramount") (as finder on behalf of the Company only with respect to those Purchasers so indicated on Exhibit A), no finder, broker, agent, financial person or other intermediary has acted on behalf of such Purchaser in connection with the offering of the Preferred Shares or the Warrants or the consummation of this Agreement or any of the transactions contemplated hereby.

            5.4 Certain Trading Activity. Such Purchaser and its affiliates have not directly or indirectly sold any shares of Common Stock since the earlier of
(a) the 20 "trading days" (as such term is defined in the Certificate of Designations) preceding the Closing Date or (b) the date on which such Purchaser entered into its respective Confidentiality Agreement with the Company. As of the Closing Date, such Purchaser does not directly or indirectly have a "short" position and has not directly or indirectly entered into any hedging transaction with respect to the Common Stock.

            5.5 Ability to Bear Risks of Investment. Such Purchaser is able to bear the economic risk of an investment in the Preferred Shares and Warrants and is able to afford a complete loss of such investment.

            5.6 Access to Information. Such Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Preferred Shares and Warrants; and (ii) the opportunity to request such additional information which the Company possesses or can acquire without unreasonable effort or expense.

            5.7 No General Solicitation. Such Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar, meeting or investor or other conference whose attendees were, to such
Purchaser's knowledge, invited by any general solicitation or general advertising.
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                                                                               5


            5.8 Investment Experience. Either by reason of such Purchaser's business or financial experience or the business or financial experience of its professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate, finder or selling agent of the Company, directly or indirectly), such Purchaser has the capacity to protect such Purchaser's interests in connection with the transactions contemplated by this Agreement.

            5.9 Organization, Good Standing, etc. If such Purchaser is an entity, it is a corporation, limited liability company, trust or partnership or other similar entity duly organized, validly existing and in good standing under the laws of its jurisdiction. Such Purchaser has full power and authority (corporate, trust or partnership, as the case may be, statutory and otherwise) to execute and deliver this Agreement and to purchase the Preferred Shares and Warrants. The execution and delivery by such Purchaser of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership, as the case may be, action on the part of such Purchaser. If an individual, such Purchaser has the legal capacity to enter into this Agreement. This Agreement constitutes a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

            5.10 Due Authorization. If such Purchaser is a corporation, limited liability company, trust, partnership, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company on the terms and conditions set forth herein and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

            5.11 No Conflicts. No court or governmental injunction, order or decree affecting such Purchaser and prohibiting the execution and delivery by such Purchaser of this Agreement and the consummation of the transactions contemplated hereby is in effect and no provision of the Certificate or Articles of Incorporation or by-laws (or comparable charter, partnership or other organizational documents) of such Purchaser, will conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a material default under, any material lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which such Purchaser is a party or by which it is bound or to which any of its material properties or assets is subject, nor result in the creation or imposition of any lien upon any of the material properties or assets of such Purchaser.

            5.12 Consents, Approvals, etc. No material consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, remains to be obtained or is otherwise required to be obtained by such Purchaser in connection with the authorization, execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation the purchase and sale of the Preferred Shares and Warrants.
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            5.13 Legal Representation. Each Purchaser other than the Designated
Purchasers acknowledges that (i) Hughes & Luce, L.L.P. has not represented or advised such Purchaser with respect to this Agreement, the Preferred Shares or the Warrants or the transactions contemplated by this Agreement and the Preferred Shares and the Warrants and (ii) such Purchaser has had the opportunity to obtain separate legal representation in connection with the transactions contemplated by this Agreement and the Preferred Shares and the Warrants and has either obtained such legal advice and representation as such Purchaser considers necessary and appropriate or has elected not to do so.

            Section 6. Representations and Warranties of the Company. The Company represents and warrants to each Purchaser that:

            6.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own and hold its properties and to conduct its business. The Company is duly licensed or qualified to do business, and in good standing, in each jurisdiction in which the nature of its business requires such licensing, qualification or good standing, except for any such failure to be so licensed or qualified or in good standing that would not have a material adverse effect on the Company or its results of operations, assets, or financial condition or on its ability to perform its obligations under this Agreement, the Preferred Shares or the Warrants (a "Material Adverse Effect"). The Company does not, directly or indirectly, legally or beneficially own (or direct the voting of) any "equity security" (as such term is defined in Rule 3a11-1 of the Exchange Act) of any other corporation, partnership or limited liability company and is not a general partner (or able to exercise the powers of a general partner) with respect to any such entity.

            6.2 Capitalization. As of the Closing Date, the authorized capital stock of the Company consists of 30,000,000 shares of Common Stock, par value $.004 per share, and 5,000,000 shares of Preferred Stock, par value $0.01 per share, of which (i) 300,000 shares are designated Series B Convertible Preferred Stock (the "Series B Preferred Stock") and (ii) of which, immediately prior to the Closing Date 120,000 shares will be designated Series C Convertible
Preferred Stock. As of the Closing Date, (i) 10,238,640 shares of Common Stock were issued and outstanding, (ii) 103,814 shares of Series B Preferred Stock were issued and outstanding and were convertible into 2,708,161 shares of Common Stock, (iii) 1,500,000 shares of Common Stock were reserved for issuance upon exercise of outstanding options issued or issuable under the Company's 1992
Stock Option Plan (the "Option Plan"), (iv) an aggregate of 1,255,420 shares of Common Stock were reserved for issuance under stock options granted by the Company outside the Option Plan, (v) an aggregate of 686,750 shares of Common Stock were reserved for issuance under outstanding warrants, and (vi) 673,564 shares of Common Stock were reserved for issuance upon conversion of 25,819.5 shares of Series B Preferred Stock issuable upon the exercise of outstanding warrants. As of the Closing Date, 155,384 shares of Series B Preferred Stock had been converted into shares of Common Stock. Before giving effect to the transactions contemplated by this Agreement, Schedule 6.2 sets forth a true and correct list as of the Closing Date, of all holders of options and warrants to purchase directly or indirectly shares of Common Stock and Preferred Stock, the number of such options and warrants outstanding as of such date and the exercise price per option or warrant. All the outstanding
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                                                                               7


shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights created by or through the Company. Except as set forth in this Section 6.2 and Schedule 6.2 there are no other options, warrants or other rights, convertible debt, agreements, arrangements or commitments of any character obligating the Company or any of its subsidiaries to issue or sell any shares of capital stock of or other equity interests in the Company. The Company is not obligated to retire, redeem, repurchase or otherwise reacquire any of its capital stock or other securities.

            6.3 Corporate Power, Authorization; Enforceability. The Company has full corporate power and authority to execute, deliver and enter into this Agreement and to consummate the transactions contemplated hereby. All action on the part of the Company, its directors or stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Preferred Shares and Warrants contemplated hereby and the performance of the Company's obligations hereunder and thereunder has been taken. The Preferred Shares to be purchased on the Closing Date have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable and will be free and clear of all liens, adverse claims or encumbrances (collectively, "Liens") imposed by or through the Company other than restrictions imposed by this Agreement and applicable securities laws. The Warrants to be purchased on the Closing Date have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and free and clear of all Liens imposed by or through the Company other than restrictions imposed by this Agreement and applicable securities laws. The Common Shares issuable upon conversion of the Preferred Shares are and will, at all times until their issuance, be duly authorized and reserved, and such Common Shares, upon conversion of such Preferred Shares in accordance with the terms and conditions of the Certificate of Designations and this Agreement, upon issuance, will be validly issued, fully paid and nonassessable shares of Common Stock and will be free and clear of all Liens imposed by or through the Company other than restrictions imposed by this Agreement and applicable securities laws. The Common Shares issuable upon the exercise of the Warrants are and will, at all times until their issuance, be duly authorized and reserved, and upon the exercise of the Warrants in accordance with the terms and conditions thereof and this Agreement, will be validly issued, fully paid and nonassessable shares of Common Stock and will be free and clear of all Liens imposed by or through the Company other than restrictions imposed by this Agreement and applicable securities laws. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

            6.4 Financial Statements and SEC Documents. (a) Attached as Schedule
6.4 are true and complete copies of the audited balance sheet (the "Balance Sheet") of the Company as of December 31, 1998, and the related audited statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 1998 and 1997 and for the period from January 12, 1990 (date of incorporation) to December 31, 1998 (the "Financial Statements"), accompanied by the report of Ernst & Young LLP. The Financial Statements have been prepared in accordance with generally accepted accounting principles, applied consistently with the past
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                                                                               8


practices of the Company (except as may be indicated in the notes thereto), and as of their respective dates, fairly present, in all material respects, the financial position of the Company and the results of its operations as of the time and for the periods indicated therein.

            (b) The Company has made available (including via the EDGAR System) to each Purchaser a copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission (the "SEC") since July 3, 1997, the date the Company's initial registration statement under the Exchange Act became effective with the SEC (as such documents may have been amended since the time of their filing, the "SEC Documents"), which are all the documents (other than preliminary material) that the Company was required to file with the SEC since such date. The Company has provided to each Purchaser a true and complete copy of each SEC Document that the Company was required to file since January 1, 1998. As of their respective filing dates, each SEC Document complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder applicable to such SEC Document and no such SEC Document contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with then applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles, applied consistently with the past practices of the Company, and as of their respective dates, fairly present in all material respects the financial position of the Company and the results of its operations as of the time and for the periods indicated therein (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-QSB, and Regulations S-B and S-X of the SEC).

            6.5 No Material Adverse Changes. Since December 31, 1998, except as disclosed in the SEC Documents filed subsequent to that date, if any, there has not been any material adverse change in the business, financial condition or operating results of the Company except for any such changes which, individually or in the aggregate, have not had or resulted in a Material Adverse Effect.

            6.6 Absence of Certain Developments. Except as contemplated by this Agreement, the SEC Documents or the Schedules hereto, since December 31, 1998 through the date immediately preceding the Closing Date, the Company has not (a) issued any stock, options, bond or other corporate security, (b) borrowed any amount or incurred or became subject to any liabilities (absolute, accrued or contingent), other than current liabilities incurred in the ordinary course of business and liabilities under contracts entered into in the ordinary course of business, (c) discharged or satisfied any lien or adverse claim or paid any obligation or liability (absolute, accrued or contingent), other than current liabilities shown on the Balance Sheet and current liabilities incurred in the ordinary course of business; (d) declared or made any payment or distribution of cash or other property to the stockholders of the Company or purchased or redeemed any securities of the Company; (e) mortgaged, pledged or subjected to any lien or adverse claim any of its properties or assets, except for liens for taxes not yet due and payable or
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otherwise in the ordinary course of business; (f) sold, assigned or transferred any of its assets, tangible or intangible, except in the ordinary course of business or in an amount less than $250,000, (g) suffered any extraordinary losses or waived any rights of material value other than in the ordinary course of business; (h) made any capital expenditures or commitments therefor other than in the ordinary course of business or in an amount less than $250,000; (i) entered into any other transaction other than in the ordinary course of business in an amount less than $250,000 or entered into any material transaction, whether or not in the ordinary course of business; (j) made any charitable contributions or pledges; (k) suffered any damages, destruction or casualty loss, whether or not covered by insurance, affecting any of the properties or assets of the Company or any other properties or assets of the Company which could, individually or in the aggregate, have or result in a Material Adverse Effect; (l) made any material change in the nature or operations of the business of the Company; or (m) entered into any agreement or commitment to do any of the foregoing.

            6.7 No Conflict; Governmental Consents. (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not (i) result in the violation of any provision of the Certificate of Incorporation or By-laws of the Company, (ii) result in any violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or (iii) conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any Lien upon any of the properties or assets of the Company.

            (b) No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority remains to be obtained or is otherwise required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation the issue and sale of the Preferred Shares and Warrants, except such filings as may be required to be made by the Company after the Closing with (i) the SEC, (ii) the National Association of Securities Dealers, Inc. ("NASD"), (iii) the Nasdaq SmallCap Market and (iv) with any state blue sky or other securities regulatory authority.

            6.8 Licenses. The Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its current business and the ownership of its properties and is in all respects complying therewith.

            6.9 Litigation. Except as set forth in Schedule 6.9, there are no pending, or to the Company's knowledge, threatened, legal or governmental proceedings against the Company.

            6.10 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.
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            6.11 No Default or Violation. The Company is not (i) in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party of by which it or any of its properties is bound or (ii) in violation of any order of any court, arbitrator or governmental body, except for any of the foregoing that is not reasonably expected to, individually or in the aggregate, have or result in a Material Adverse Effect.

            6.12 Listing and Maintenance Requirements Compliance. The Company has not in the two years preceding the date hereof received notice (written or oral) from any stock exchange or market on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the continuing listing or maintenance requirements of such exchange or market.

            6.13 Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights and licenses (collectively, the "Intellectual Property Rights") which are necessary for use in connection with its business as presently conducted and which the failure to have would have a Material Adverse Effect and to the Company's knowledge, there is no existing infringement by another person or entity of any of the Intellectual Property Rights which are necessary for use in connection with the Company's business as presently conducted.

            6.14 Environment Matters. The Company has obtained all permits, licenses and other authorizations which are required under federal, state and local laws relating to pollution or protection of the environment, including laws related to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic material or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling or pollutants, contaminants or hazardous or toxic materials or wastes ("Environmental Laws"), except for any failures to obtain such permits, licenses or authorizations which would not, individually or in the aggregate, have or result in a Material Adverse Effect. The Company is in compliance with all terms and conditions of such required permits, licenses and authorizations and is also in full compliance with all other limitations, restrictions, conditions and requirements contained in the Environmental Laws or contained in any plan, order, judgement, decree or notice, except for any non-compliance which could not, individually or in the aggregate, have or result in a Material Adverse Effect. The Company is not aware of, nor has the Company received notice of, any events, conditions, circumstances, actions or plans which may interfere with or prevent continued compliance or which would give rise to any liability under any Environmental Laws, except for any liability which could not, individually or in the aggregate, have or result in a Material Adverse Effect.

            Section 7. Covenants of the Company. Until such time as the following two Purchasers: (i) Essex Woodlands Health Ventures Fund IV, L.P. and its affiliates and (ii) Petrus Fund, L.P. (the "Designating Purchasers") and its affiliates beneficially own less than 50% of the Conversion Shares issuable pursuant to the Preferred Shares and Warrants issued to them at the Closing, including all such Conversion Shares deemed beneficially owned by such holders'

"affiliates" (such term being used in this Agreement as defined in Rule 12b-2 of the Exchange Act) and by any other person or entity whose beneficial ownership would be aggregated for purposes of determining whether a "group" exists under
Section 13(d) of the Exchange Act, the Company covenants and agrees with the Designating Purchasers as follows:

            7.1 Director. (a) The Designating Purchasers shall be entitled to designate a Director to the Board of Directors of the Company. The Company shall nominate such person (it is currently contemplated that such person shall be James Currie) for election in connection with any stockholder vote for Directors. Subject to the fiduciary duties of the Directors of the Company, the Company agrees to vote all voting securities for which the Company holds proxies, granting it voting discretion, or is otherwise entitled to vote ("Company Directed Shares"), and shall recommend that its stockholders vote in favor of the individual proposed by the Designating Purchasers. In the event that a vacancy is created on the Board of Directors at any time by the death, disability, resignation or removal (with or without cause) of any such individual proposed and nominated by the Designating Purchasers pursuant to this Agreement, the Company will vote all its Company Directed Shares to elect, and recommend that its stockholders vote in favor of, the individual proposed by the Designating Purchasers to fill such vacancy and serve as a voting Director.

            (b) If the Designating Purchasers give notice to the Company that they desire to remove the Director proposed by the Designating Purchasers pursuant to this Section 7.1, the Company shall vote all its Company Directed Shares in favor of removing such Director, and shall recommend to its stockholders that they vote in favor of such removal, if a vote of holders of such securities shall be required to remove the Director, and the Company agrees to take any reasonable action to facilitate such removal.

            (c) The Director designated by the Designating Purchasers pursuant to this Section 7.1 shall be entitled to the same type and amount of compensation as shall be paid to other non-executive Directors for serving in such capacity. Such Director shall also be entitle to the same type of reimbursement for reasonable expenses as is generally provided to other non-Executive directors for attending meetings of the Board of Directors.

            (d) "Beneficial ownership" shall be computed pursuant to Rule 13d-3 of the Exchange Act.

            7.2 Independent Directors. (a) Subject to the last sentence of this
Section 7.2(a), the Company shall use its best efforts to nominate a new Director to the Board of Directors of the Company in addition to the person provided for by Section 7.1 at or prior to its next annual meeting of stockholders ("Annual Meeting") who shall be (x) "independent" within the meaning of the rules of the NASD for an issuer whose securities are listed on the Nasdaq SmallCap Market and (y) satisfactory to the Chief Executive Officer of the Company; provided, however, that if it is impractical to nominate and elect the additional "independent" director in connection with the Annual Meeting because of time constraints relating to the requirement that the proxy statement for the Annual Meeting presently is anticipated to be mailed by approximately April 8, 1999, the Company shall be permitted to use its best efforts to nominate and elect such additional "independent" Director by the later of (A) June 30, 1999 and (B) 30 days after the Annual Meeting. Subject to the foregoing proviso and the fiduciary duties of the Directors of the Company, the Company agrees to vote all Company Directed Shares, and shall recommend that its stockholders vote, in favor of such individual at the Annual Meeting.

            (b) The Company shall use its best efforts to maintain compliance with NASD Rule 4310(c)(25)(B), which currently requires that it maintain a minimum of two "independent" directors on its Board of Directors.

            Section 8. Registration of Common Stock.

            8.1. Registrable Securities. For the purposes of this Agreement, "Registrable Securities" shall mean (a) shares of Common Stock issued or issuable upon the conversion of Preferred Shares, (b) shares of Common Stock issued or issuable upon exercise of the Warrants (including, without limitation, any shares of Common Stock directly or indirectly issued or issuable upon exercise of any warrants issued to Paramount (or its designees) in acting in the capacity as a finder in connection with the Offering) or (c) shares of Common Stock issued as a distribution with respect to the shares referred to in (a) and
(b) above; provided that (i) any such shares of Common Stock shall cease to be Registrable Securities, and (ii) the Company shall not be obligated to maintain the effectiveness of the Shelf Registration Statement (as defined below), and the Company's obligations under this Section 8 shall cease, with respect to a holder's (a "Holder") Registrable Securities following the earlier of (x) the third anniversary of the date the Shelf Registration Statement becomes effective and (y) at such time as the Company shall deliver an opinion of counsel in form and substance reasonably satisfactory to such Holder that (1) such Holder may sell in a single transaction all Registrable Securities then held or issuable to such Holder on a registered securities exchange or Nasdaq market under an applicable exemption from the registration requirements of the Securities Act and all other applicable securities laws (including, without limitation, pursuant to Rule 144 under the Securities Act) and (2) all transfer restrictions and restrictive legends with respect to such Registrable Securities would be removed upon the consummation of such sale. The period of time that the Company may be required to keep the Shelf Registration Statement effective pursuant to
(x) above shall be extended for a period of time equal to the period the Holder is unable to make sales of Registrable Securities pursuant to Section 8.6(a) and
(b). The period of time during which the Company is required to keep the Shelf Registration Statement effective is referred to herein as the "Registration Period."

            8.2 Registration (a) The Company will as soon as practicable following 90 days after the Closing Date but not later than 180 days after the Closing Date (the "Filing Period"), file with the SEC a shelf registration statement on Form S-3 or successor form or such other form as shall be selected by the Company that is available to it under the Securities Act (the "Shelf Registration Statement") with respect to the Registrable Securities beneficially owned by Purchasers following the Closing. If permitted by the SEC's rules, the Shelf Registration Statement may be filed as a post-effective amendment to the Company's existing Registration Statement on Form S-3, File No. 333-09349. The Company shall be entitled to amend the Shelf Registration Statement from time to time to register securities other than Registrable Securities for sale for the account of any person or entity; provided, however, that such amendment shall be permitted only so long as the SEC rules provide that such amendment does not give the SEC the right to review such registration statement.

            (b) The Filing Period and the Effectiveness Period (as defined below) shall be extended by the number of days that (i) any delay is due to the failure of a Holder to reasonably cooperate in providing to the Company such information as shall be reasonably requested by the Company in writing for use in connection with the Shelf Registration Statement and (ii) the SEC does not provide comments to the Company (or declare the Shelf Registration Statement effective) within (A) 35 days after the initial filing of the Shelf Registration Statement or (B) seven days after the filing of any pre-effective amendment to the Shelf Registration Statement, so long as the Company has responded promptly to any comments pending at the time a pre-effective amendment to the Shelf Registration Statement is filed.

            8.3. Registration Procedures. In connection with the registration of any Registrable Securities under the Securities Act as provided in this Section 8, the Company will use its reasonable best efforts:

            (a) To cause the Shelf Registration Statement (and any other related registrations, qualifications or compliances as may be reasonably requested and as would permit or facilitate that sale and distribution of all Registrable Securities until the distribution thereof is complete) to become effective as soon as practicable following the filing thereof but not later than 240 days after the Closing Date (the "Effectiveness Period"); provided that if the Shelf Registration Statement is not declared effective by the SEC by the end of the Effective Period (as it may be extended pursuant to Section 8.2(b), then the exercise price of the Purchasers' Warrants and the conversion price of the Purchases' Preferred Shares will be reduced by 5% for each 30-day period that Shelf Registration Statement is not declared effective by the SEC after such Effectiveness Date.

            (b) Prepare and file with the SEC such amendments and supplements to such Shelf Registration Statement and the prospectus used in connection therewith and take all other actions as may be necessary to keep such Shelf Registration Statement continuously effective until the disposition of all securities in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Shelf Registration Statement shall be completed, and to comply with the provisions of the Securities Act (to the extent applicable to the Company) with respect to such dispositions;

            (c) Furnish to each seller of such Registrable Securities such reasonable number of copies of such Shelf Registration Statement and of each such amendment and supplement thereto, such number of copies of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents (including exhibits to any of the foregoing), as such seller may reasonably request, in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (d) To register or qualify such Registrable Securities covered by such Shelf Registration Statement under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions the Registrable Securities owned by such seller, except that the Company will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Section 8.3(d) be obligated to be qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

            (e) Provide a transfer agent and registrar for all such Registrable Securities covered by such Shelf Registration Statement not later than the effective date of such Shelf Registration Statement;

            (f) Notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Shelf Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

            (g) Cause all such Registrable Securities to be listed on each securities exchange or automated over-the-counter trading system on which similar securities issued by the Company are then listed;

            (h) Enter into such customary agreements (including, in the event the Holders elect to engage an underwriter in connection with the Shelf Registration Statement, an underwriting agreement containing customary terms and conditions) and take all such other actions as reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; provided, however, that the Company shall not be liable for any expenses, including, without limitation, any underwriter's fees, commissions and discounts;

            (i) Upon reasonable prior notice, make reasonably available for inspection by any seller of Registrable Securities, all financial and other records, pertinent corporate documents and properties of the Company during normal business hours at the offices of the Company, subject to the Company's right to condition such inspection upon such seller's execution of an appropriate confidentiality agreement; and

            (j) With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, commencing on the effective date of the Shelf Registration Statement, the Company agrees to use its reasonable best efforts to:

                  (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (ii) file with the SEC in a timely manner all reports and
            other documents required of the Company under the Exchange Act; and

                  (iii) so long as a Holder owns any unregistered Registrable
            Securities, furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with the public information requirements of Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration (excluding any such reports or documents of the Company which the Company, in its sole discretion, shall deem confidential).

            (k) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

            8.4 Registration and Selling Expenses. All expenses incurred by the Company in connection with the Company's performance of or compliance with this
Section 8, including, without limitation, (i) all registration and filing fees (including, without limitation, all expenses incident to filing(s) with the NASD), (ii) blue sky fees and expenses, (iii) all necessary printing and duplicating expenses, and (iv) all fees and disbursements of counsel and accountants retained on behalf of the Company (all such expenses being called "Registration Expenses"), will be paid by the Company. Each Holder may, at its election, retain its own counsel and other representatives and advisors as it shall choose at its own expense.

            8.5 No Delay. The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 8.2 hereof as a result of any dispute, controversy or other matter that may arise with respect to the interpretation or implementation of this Agreement.

            8.6 Certain Obligations of Holders. (a) Each Holder agrees that, upon receipt of any written request from the Company notifying such Holder of the happening of any event requiring the preparation of a supplement or amendment to the Shelf Registration Statement so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and requesting that such Holder discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until its receipt of copies of the supplemented or amended effective prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

            (b) Each Holder agrees to suspend, upon written request of the Company, any disposition of Registrable Securities pursuant to the Shelf Registration Statement during (A) any period not to exceed one 60-day period within any one 12-month period the Company requires in connection with a primary public offering of equity securities in which the Company shall engage an underwriter and (B) any period, not to exceed one 60-day period per 12-month period, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature or would interfere with any material financing, acquisition, merger, reorganization or other transaction involving the Company, would have an adverse effect on the Company or is otherwise inadvisable.

            (c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the intended method of distribution of such securities as the Company may from time to time request or as shall be required in connection with any registration, qualification or compliance referred to in this Section 5. Each such Holder promptly shall furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company not materially misleading.

            (d) Each Holder hereby covenants with the Company (1) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (2) if such Registrable Securities are to be sold by any method or in any transaction other than on Nasdaq (or other national securities exchange), in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five business days prior to the date on which the Holder first offers to sell any such Registrable Securities.

            (e) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Shelf Registration Statement are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (A) the Registrable Securities have been sold in accordance with such Shelf Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied.

            (f) Each Holder has been hereby advised that the anti-manipulation provisions of Regulation M under the Exchange Act may apply to sales of the Registrable Securities offered pursuant to the Shelf Registration Statement, and agrees not to take any action with respect to any distribution deemed to be made pursuant to such Shelf Registration Statement, that constitutes a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

            (g) At the end of the Registration Period, the Holders of Registrable Securities included in the Shelf Registration Statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered thereby which remain unsold, and such Holders promptly shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

            (h) The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 8.2 may be assigned in whole or in part by a

Holder, provided, that: (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such transfer involves not less than the lesser of all of such Holder's Registrable Securities or the equivalent of 25,000 shares of Common Stock on an as-converted or as-exercised basis; (iii) such Holder gives prior written notice to the Company; and (iv) such transferee agrees to comply with the terms and provisions of this Agreement in a written instrument satisfactory in form and substance to the Company and its counsel. Except as specifically permitted by this Section 8.6, the rights of a Holder with respect to Registrable Securities shall not be transferable to any other person or entity, and any attempted transfer shall cause all rights of such Holder therein to be forfeited, void ab initio and of no further force and effect.

            (i) With the written consent of the Company and the Holders holding at least 66 2/3% majority of the Registrable Securities that are then outstanding, any provision of this Section 8 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

            8.7 Indemnification. (a) The Company shall indemnify, to the extent permitted by law, each Holder of Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the Securities Act against all losses, claims, damages, liabilities and expenses (or action in respect thereof) including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (or any amendment or supplement thereto) or any preliminary prospectus, which registration statement, prospectus or preliminary prospectus shall be prepared in connection with the registration contemplated by this Section 8, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Holder and each controlling person for reasonable legal and other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or by any omission or alleged omission made in reliance upon and in conformity with written information furnished by such Holder and stated to be specifically for use in the preparation of such registration statement or prospectus, provided the Company will not be liable pursuant to this Section 8.7 if such losses, claims, damages, liabilities or expenses have been caused by (i) any selling security holder's failure to deliver a copy of the Shelf Registration Statement or prospectus, or any amendments or supplements thereto at or prior to the time such furnishing is required by the Securities Act or
(ii) the failure by such Holder to discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement upon a written request from the Company in accordance with Sections 8.6(a) or 8.6(b).

            (b) In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder shall furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and shall severally, but not jointly, indemnify, to the extent permitted by law, the Company, its directors and officers and each person or entity, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent such losses, claims, damages, liabilities or expenses are caused by an untrue statement or alleged untrue statement or by an omission or alleged omission made in reliance upon and in conformity with such written information so furnished by such Holder and stated specifically for use in connection with the preparation of such registration statement or prospectus; provided that the indemnity shall not apply to the extent that such loss, claim, damage, liability or expense arises out of or is based upon a violation of this Agreement by the Company. If the offering pursuant to any such registration is made through underwriters, each such Holder agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each person or entity who controls such underwriters within the meaning of the Securities Act to the same extent as hereinabove provided with respect to indemnification by such Holder. Notwithstanding the foregoing or any other provision of this Agreement, in no event shall a Holder of Registrable Securities be liable for any such losses, claims, damages, liabilities or expenses in excess of the net proceeds received by such Holder in connection with its disposition of Registrable Securities.

            (c) Promptly after receipt by an indemnified party under Section 8.7
(a) or (b) of notice of any claim as to which indemnity may be sought, including, without limitation, the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof may be made against the indemnifying party under such Section, promptly notify the indemnifying party in writing of the commencement thereof; provided that the failure of the indemnified party so to notify the indemnifying party will not relieve the indemnifying party from its obligations under such Section except to the extent that the indemnifying party is adversely affected by such failure. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party and its counsel will conduct the defense of any such action with counsel approved by such indemnified party (which approval shall not be withheld or delayed unreasonably) although the indemnified party will be entitled to participate therein, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless incurred at the written request of the indemnifying party. Notwithstanding the above, the indemnified party will have the right to employ counsel of its own choice in any such action or proceeding (and be reimbursed by the indemnifying party for the reasonable fees and expenses of such counsel and other reasonable costs of the defense) if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests or conflicts between the indemnified party and any other party represented by such counsel in such action or proceeding or counsel to the indemnified party is of the opinion that it would not be desirable for the same counsel to represent both the indemnifying party and the indemnified party because such representation might result in a conflict of interest; provided, however, that the indemnifying party shall not in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties, except to the extent that local counsel, in addition to regular counsel, is required in order to effectively defend against such action or proceeding. An indemnifying party will not be liable to any indemnified party for any settlement or entry of judgment concerning any such action or proceeding effected without the consent of such indemnifying party.

            (d) If the indemnification provided for in Section 8.7(a) or (b) is held by a court of competent jurisdiction to be unavailable under applicable law to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations including the relative benefits to such parties. The relative fault of the Company on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 8.7(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity that is not guilty of such fraudulent misrepresentation.

            Section 9. Restrictions on Transfer.

            (a) From the date hereof and continuing for a period of 180 days from the Closing Date, each Purchaser shall not, without the prior written consent of the Company, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly (any of which being a "Transfer"), any Preferred Shares, Warrants or Conversion Shares except to an affiliate of such Purchaser that has agreed for the benefit of the Company to be bound by the terms and conditions of this Agreement in a written instrument satisfactory in form and substance to the Company and its counsel, and such Purchaser shall have provided the Company with an opinion of counsel reasonably satisfactory to the Company that such transfer will be exempt from registration under the Securities Act and applicable state securities laws.

            (b) Each Purchaser agrees that from the date hereof and continuing for a period of 180 days from the Closing Date, such Purchaser shall not directly or indirectly, through related parties, affiliates or otherwise sell "short" or "short against the box" (as those terms are generally understood) any equity security of the Company or enter into any hedging transactions with respect to such equity securities.

            (c) Notwithstanding anything to the contrary in Section 8, each Purchaser hereby agrees to be subject to a lock-up period on substantially the same terms set forth in Section 9(a) starting with the date five days prior to the Company's good faith estimate of the date of filing of, and ending on a date 60 days after the effective date of, a Company-initiated underwritten registration in connection with and following any public offering in which the Company shall engage in an underwriting; provided that the members of the Board of Directors and executive officers of the Company are subject to an agreement at least as restrictive as the foregoing.

            (d) No Transfer in violation of this Agreement shall be made or recorded on the books of the Company and any such Transfer or purported Transfer shall be void ab initio and of no force or effect. Upon request of the Company, each Purchaser shall certify in writing its compliance with this Section 9.

            Section 10. Limitations on Purchasers' Ownership. No Purchaser nor any of its affiliates (as such term is defined in Rule 12b-2 under the Exchange
Act) shall directly or indirectly without the prior written consent of the Board of Directors of the Company acquire beneficial ownership within the meaning of Rule 13d-3 of the Exchange Act (except by way of stock splits, stock dividends or similar events affecting holders of securities of the Company generally) if the effect of the acquisition would be to increase the aggregate voting power in the election of Directors of the Company's Board of Directors of all securities of the Company owned by such Purchaser and such affiliates to more than 15% of the total combined voting power of all securities of the Company then outstanding. No Purchaser or any affiliate thereof shall be required to dispose of any securities of the Company if their aggregate percentage ownership is increased as a result of a recapitalization of the Company.

            Section 11. Miscellaneous.

            11.1 Notices. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to:

                  If to the Company:
                  AVAX Technologies, Inc.
                  4520 Main Street, Suite 930
                  Kansas City, MO 64111
                  Attn: Jeffrey M. Jonas, President and Chief Executive Officer

                  With a copy to:
                  Roberts, Sheridan & Kotel,
                  A Professional Corporation
                  Tower Forty-Nine
                  12 East 49th
                  Street, 30th Floor
                  New York, NY 10017
                  Attn: Ira L. Kotel, Esq.

                  If to Purchasers:

                  To the names and addresses on Exhibit A.

            Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

            11.2 Successors and Assigns. Subject to Section 8.6(i), this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.

            11.3 Entire Agreement; Survival of Representations and Warranties. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings (including, without limitation, the respective letter agreements dated February 11, 1999 and February 19, 1999, between the Company and Purchasers) of any and every nature among them; provided that Sections 2, 3, 4, 5 (the first sentence only), 8, 9 and 12 and Exhibit A (as such sections or exhibit may have been or may be amended, waived or modified upon the mutual agreement of the parties thereto) of the Confidentiality Agreements between the Company and (i) each of the Designating Purchasers attached as Exhibit F1 and F2, respectively, and (ii) each of the Purchasers (other than the Designating Purchasers) shall survive. This Agreement may be amended only by mutual written agreement of the Company and the Purchasers, and the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or waiver of the Purchasers. The representations and warranties of the Company set forth in this Agreement shall survive the Closing Date for 18 months notwithstanding any earlier delivery and conversion of Preferred Shares or exercise of the Warrants except that the representations and warranties set forth in Sections 6.2 and 6.3 shall survive such 18-month period indefinitely. The immediately preceding sentence shall have no force or effect on the obligations of the parties under this Agreement or any other operative document relating to the transactions contemplated by this Agreement.

            11.4 Governing Law; Consent to Jurisdiction; etc. (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware without regard to that State's conflicts of law principles. In the event that a judicial proceeding is necessary, the parties who are not citizens or residents of the United States agree that the sole forum for resolving disputes arising out of or relating to this agreement is any federal or state court in the State of Missouri, and all related appellate courts (collectively, the "Courts"), and further, such non-U.S. parties irrevocably and unconditionally consent to the jurisdiction of such courts.

            (b) Each of the parties who are not citizens or residents of the United States, irrevocably and unconditionally consents to venue in the Courts, and irrevocably and unconditionally waives any objection to the laying of venue of any judicial proceeding in the Courts, and agrees not to plead or claim in any such Court that any such judicial proceeding brought in any such court has been brought in an inconvenient forum.

            11.5 Severability. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

            11.6 No Waiver. A waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

            11.7 Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement. Any documentary, stamp tax or similar issuance or transfer taxes due as a result of the conveyance, transfer or sale of the Preferred Shares and Warrants between any of the Purchasers (or any of their permitted transferees), on the one hand, and the Company, on the other hand, pursuant to this Agreement shall be borne by such Purchasers (or their respective permitted transferees).

            11.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute the same instrument.

            11.9 No Third Party Beneficiaries. Nothing in this Agreement shall create or be deemed to create in any person or entity not a party to this Agreement any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the parties hereto; provided, however, that Hughes & Luce L.L.P., may rely upon and benefit from the representations in Section 5.13. The parties hereto expressly recognize that this Agreement is not intended to create a partnership, joint venture or other similar arrangement between or among any of such parties or their respective affiliates.

            11.10 Publicity Restrictions. No press release or other public disclosure relating to the transactions contemplated by this Agreement shall be issued or made by or on behalf of any Purchaser without prior consultation with the Company, except as required by applicable law, court process or stock exchange rules, in which case the Purchaser required to make such disclosure shall allow the Company reasonable time (to the extent practicable) to comment thereon in advance of such issuance.

            11.11 Certain Expenses. The Company shall pay, within 30 days of receipt of a statement therefor up to $50,000 in the aggregate of the commercially reasonable fees and disbursements incurred during the period commencing 60 days prior to the Closing Date and ending 30 days after the Closing Date by the Designating Purchasers directly in connection with the transactions contemplated by this Agreement. Except as provided in the immediately preceding proviso or as otherwise expressly provided in this Agreement, each Purchaser shall be responsible for its own respective fees and disbursements incident to this Agreement and the transactions contemplated hereby.

            IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                                          AVAX TECHNOLOGIES, INC.

                                          /s/ Jeffrey M. Jonas, M.D.
                                          --------------------------------------
                                          Jeffrey M. Jonas, M.D.
                                          President and Chief Executive Officer


                                          ESSEX WOODLANDS HEALTH
                                          VENTURES FUND IV, L.P.

                                          By: /s/ J. L. Currie
                                              ----------------------------------
                                          Name:  J. L. Currie
                                          Title: Managing Director


                                          PETRUS FUND, L.P.

                                          By:   Perot Investments, Inc.,
                                                General Partner

                                          By: /s/ Steven Blasnik
                                              ----------------------------------
                                          Name:  Steven Blasnik
                                          Title: President


                                          CENTENARY INVESTMENTS, L.P.

                                          By: /s/ John T. Walter, Jr.
                                          --------------------------------------
                                               John T. Walter, Jr.
                                               General Partner

                                          SAGRES GROUP LTD.

                                          By: /s/ Illegible Signature
                                          --------------------------------------
                                          Name:  Illegible Signature
                                          Title: Director


                                          HEPTAGON INVESTMENTS LIMITED

                                          By: /s/ Illegible Signature
                                          --------------------------------------
                                          Name: Illegible Signature
                                          Title:      Director


                                          MARIBEL LIMITED

                                          By: /s/ Giuseppe Penati
                                          --------------------------------------
                                          Name:  Giuseppe Penati
                                          Title: Director


                                          INVESTISSEMENTS 90 S.A.

                                          By: /s/ Illegible Signature
                                              ----------------------------------
                                          Name:  Illegible Signature
                                          Title:


                                          J.F. SHEA & CO.

                                          By: /s/ Illegible Signature
                                              ----------------------------------
                                          Name:  Illegible Signature
                                          Title:


                                          SEXTANT AVAX, LLC

                                          By: /s/ Archibald Cox
                                              ----------------------------------
                                          Name:  Archibald Cox
                                          Title:

                                          THE 1992 HOUSTON PARTNERSHIP, L.P.

                                          By:   Kilroy Company of Texas, Inc.
                                                General Partner

                                          By: /s/ Illegible Signature
                                              ----------------------------------
                                          Name:  Illegible Signature
                                          Title:


                                          DONALD R. KENDALL, JR.

                                          By: /s/ Illegible Signature
                                              ----------------------------------
                                          Name:  Illegible Signature
                                          Title:


                                          TIS PRAGER

                                          By: /s/ Illegible Signature
                                              ----------------------------------
                                          Name:  Illegible Signature
                                          Title:


                                          KEYS FOUNDATION

                                          By: /s/ Illegible Signature
                                              ----------------------------------
                                          Name:  Illegible Signature
                                          Title:


                                          DAVID STEINBERG

                                          By: /s/ David Steinberg
                                              ----------------------------------
                                          Name: David Steinberg

                                          JOSEPH RICCARDO

                                          By: /s/ Joseph Riccardo
                                              ----------------------------------
                                          Name: Joseph Riccardo

                                    Exhibit A
                                    ---------

                             Number of     Number of     Number of    Aggregate
Name and Address of          Preferred     Class A       Class B       Purchase
Purchasers                     Shares      Warrants      Warrants        Price
-------------------            ------      --------      --------        -----

Names and Addresses of
Individual Investors
Deleted

Totals:                       101,300    311,692.30    311,692.30   10,130,000